                                                                   Exhibit 10.22

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (the "Agreement"), is made and entered into as of the 30th day of October 1996, by and among DePuy, Inc., a Delaware corporation (the "Company"), Corange Limited, a company organized and existing under the laws of Bermuda ("Corange"), Corange International Limited, a company organized and existing under the laws of Bermuda ("CIL"), Corange International Holdings B.V., a corporation organized and existing under the laws of the Netherlands ("CIHBV"), and Pharminvest S.A., a company organized and existing under the laws of Luxembourg ("Pharminvest").

     WHEREAS, Corange, CIL, CIHBV and Pharminvest (collectively, the "Corange Stockholders") are currently the owners of all of the shares of common stock, par value $.01 per share (the "Common Stock"), of the Company; and

     WHEREAS, the Company and certain of the Corange Stockholders intend to sell Common Stock in a public offering (the "Offering"); and

     WHEREAS, in consideration of certain actions by the Corange Stockholders in connection with the Offering, the Corange Stockholders have requested that the Company grant them the registration rights set forth below with respect to the Registrable Securities (as defined below).

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

     1.  Definitions.  As used in this Agreement, the following terms shall have
         -----------
the following respective meanings:

     The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar successor federal statute.

     The term "Holders" shall mean Corange, CIL, CIHBV, Pharminvest and persons (other than the Company) to whom Common Stock is transferred by any of the foregoing (such transferees hereinafter "Permitted Transferees"), and any combination of them, and the term "Holder" shall mean any such person.

     The term "person" shall mean an individual, partnership, corporation, limited liability company, trust, unincorporated organization or government or political department or agency thereof or other entity.

     The term "Registrable Securities" shall mean shares of Common Stock (excluding any warrants or other securities convertible into Common Stock) that the Corange Stockholders may own (whether now owned or acquired after the date hereof). As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144, Rule 144A, or any similar provision then in force, under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) such securities shall cease to be outstanding.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit or comfort letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities and fees and expenses of other persons retained by the Company (but not including (i) fees and disbursements of counsel for the Holders, (ii) any underwriting discounts or selling commissions applicable to the sale of Registrable Securities attributable to the sale of Registrable Securities by the Holders of such Registrable Securities, (iii) in the case of a registration pursuant to Section 2 hereof, the costs and expenses of any special audit of the Company's interim financial statements to the extent that the Company has been advised by the managing underwriter that such special audit is necessary in connection with such registration of Registrable Securities by the Holders of such Registrable Securities (a "Special Audit") and (iv) any transfer taxes payable by the Holders of Registrable Securities in connection with the sale of Registrable Securities).

     The terms "Rule 144," "Rule 144A," and "Rule 145" shall mean Rules 144, 144A and 145 as promulgated by the SEC under the Securities Act, as such Rules may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     The term "Rule 415" shall mean Rule 415 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     The term "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

     The term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     2.  Registration on Request.
         -----------------------

     (a) Request for Registration.  Upon the written request of a Holder or a
         ------------------------
group of Holders holding Registrable Securities representing twenty-five percent (25%) or more of the outstanding Common Stock (the "Requesting Holder" or the "Requesting Holders") requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky laws or other state securities laws and appropriate compliance under the Securities Act) of:

               (i) the Registrable Securities which the Company has been so requested to register by the Requesting Holder(s); and

               (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within ten (10) days after such written notice is mailed or delivered by the

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

     Company (which request shall specify the intended method of disposition of such Registrable Securities)

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that if the Requesting Holder(s) shall have
            --------  -------
requested the Company to effect a registration under this Section 2 and prior to the effective date of the registration statement relating to such registration such Holders shall have revoked such request pursuant to the last sentence of this Section 2(a), then the Company shall not be obligated to file a registration statement relating to a registration request under this Section 2 within a period of one hundred eighty (180) days after the date which is forty-five (45) days after the date of receipt by the Company of the registration request that was subsequently revoked. Promptly after the expiration of the ten
(10) day period referred to in subsection (ii) above, the Company will notify all the Holders to be included in the registration of the other Holders and the number of shares of Registrable Securities requested to be included therein.
All of the Requesting Holders acting jointly may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2:

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (B) After the Company has initiated three such registrations pursuant to this Section 2 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 4 hereof and would, absent such election, have been required to bear such expenses) or after the tenth anniversary of the completion of the Company's initial public offering of Common Stock;

          (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing
                             --------
     in good faith all reasonable efforts to cause such registration statement to become effective;

          (D) If the Requesting Holder(s) propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2(e) hereof;

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

          (E) If the Requesting Holder(s) do not request that such offering be firmly underwritten by underwriters selected by the Requesting Holder(s) (subject to the consent of the Company, which consent will not be unreasonably withheld); or

          (F) If the Company and the Requesting Holder(s) are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

          (b) Deferment.  Subject to the foregoing clauses (A) through (F) of
              ---------
Section 2(a), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Requesting Holder(s); provided,
                                                                      --------
however, that if (i) in the good faith judgment of the Board of Directors of the
-------
Company, such registration could interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company or require the Company to disclose material non-public information which the Company has a bona fide business purpose for preserving as confidential and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it is essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such filing would have the effect described in (b)(i) above, provided, that (except
                                                        --------
as provided in clause (C) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after the receipt of the request of the Requesting Holder(s), and, provided, further, that the Company
                                          --------  -------
shall not defer its obligations in this manner more than once in any twelve-month period.

     The registration statement filed pursuant to the request of the Requesting Holder(s) may, subject to the provisions of Sections 2(b) and 2(g) hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

          (c) Underwriting.  The right of any Holder to register pursuant to
              ------------
Section 2 shall be conditioned upon such Holder's participation in the underwritten offering and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Requesting Holder(s) and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

          (d) Procedures.  If the Company shall request inclusion in any
              ----------
registration pursuant to Section 2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to
Section 2, the Requesting Holder(s) shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2 and
Section 5.

The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Requesting Holder(s), which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Requesting Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 2(g) hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Requesting Holder(s). The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 2(g).

          (e) Registration on Form S-3.  (i) After its initial public offering,
              ------------------------
the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated
                    --------  -------
to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in Section 2(b)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, after the Company has effected one (1) such registration in any such period or (iv) it is to be effected more than five (5) years after the Company's initial public offering.

          (ii) If a request complying with the requirements of Section 2(e)(i) hereof is delivered to the Company, the provisions of Sections 2(a) and Section 2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 2(c) and (d) hereof shall apply to such registration.

          (iii) If a registration requested pursuant to this Section 2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with any underwritten public offering and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (f) Effective Registration Statement.  A registration requested
              --------------------------------
pursuant to this Section 2 will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act and all or any portion of the Registrable Securities initially requesting such registration have actually been sold thereunder; provided,
                                                                 --------
however, that if, after such registration statement has become effective,
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registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

          (g) Pro Rata Participation in Requested Registration.  If a requested
              ------------------------------------------------
registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which would have an adverse effect on such offering, including the price at which such shares or securities can be sold, the Company will include in such registration (i) first, all Registrable Securities requested to be included in such registration by the Requesting Holders pursuant to this Section 2 (provided, that if the number of such Registrable Securities
                   --------
exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities included in such registration shall be allocated pro rata among the Requesting Holders on the basis of the relative number of shares of Registrable Securities each such Holder has requested to be included in such registration), and (ii) second, to the extent that the Registrable Securities of the Requesting Holders requested to be included in such registration pursuant to this Section 2 are less than the number of securities which the Company has been advised can be sold in such offering, without having the adverse effect referred to above, the securities proposed to be sold by other Holders, allocated pro rata among such other Holders on the basis of the number of shares of Registrable Securities each such Holder has requested to be included in such registration, and (iii) third, to the extent that the Registrable Securities of the Requesting Holders requested to be included in such registration pursuant to this Section 2 and the securities proposed to be sold by other Holders are less than the number of securities which the Company has been advised can be sold in such offering without having the adverse affect referred to above, any securities proposed to be sold by the Company.

     3.   Incidental Registration.
          -----------------------

          (a) Right to Include Registrable Securities.  If the Company at any
              ---------------------------------------
time proposes to register any of its securities under the Securities Act (other than a registration on Form S-8 or any successor or similar form or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales and other than pursuant to a registration under Section 2 hereof), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3. Upon the written request of any such Holder made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided, that if such registration involves an underwritten
            --------
offering, all Holders or Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effectiveness of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 3 shall relieve the Company of its obligations to effect registration upon request under Section 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3 including, for purposes of this Section 3, the costs and expenses of any Special Audit.

          (b) Priority in Incidental Registrations.  Notwithstanding any other
              ------------------------------------
provision of this Section 3, if a registration pursuant to this Section 3 involves an underwritten offering and the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holders). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be (i) allocated first to the Company for securities being sold for its own account, and thereafter (ii) shall be allocated pro rata among all such requesting Holders on the basis of the relative number of shares of Registrable Securities and other securities each Holder has requested to be included in such registration, and (iii) third, the number of Registrable Securities requested to be included in such registration by other persons, which number, in the opinion of such underwriters, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting other persons on the basis of the relative number of shares of Registrable Securities and other securities each such other person has requested to be included in such registration. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 2(g) hereof.

     4.   Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 2(e) and 3 hereof, and the first three registrations pursuant to
Section 2(a) hereof shall be borne by the Company; provided, however, that if
                                                   --------  -------
the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 2(a) and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 2(a) hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2(a), in which event such registration shall not be treated as a counted registration for purposes of
Section 2(a) hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

     5.   Holdback Agreements.  If any registration shall be in connection with
          -------------------
an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 or Rule 144A under the Securities Act, of any Registrable Securities, and to use such Holder's best efforts not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security, of the Company (in each case, other than as part of such underwritten public offering) within seven (7) days before or one hundred eighty (180) days after the effective date of such registration, and the Company hereby also so agrees and agrees to cause other holders of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

     The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that my be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

     6.   Registration Procedures.
          -----------------------

          If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (a) prepare and file with the SEC within sixty (60) days after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, subject to 2(e) hereof, as the case may be, and which form shall be available for the sale of the registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become effective;

provided, that before filing with the SEC a registration statement or prospectus
--------
or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and
(ii) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however that (i) such one hundred twenty (120) day period
        --------  -------
shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided,
                                                                    --------
that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that
                                               --------  -------
applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of the information required to be included in (x) and
(y) above to be contained in periodic reports filed pursuant to Sections 13 or 15(d) of the Exchange Act in the registration statement;

          (c) prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (d) furnish to each Holder of such Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

          (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any Holder of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company will not be required to (i)
                      --------
qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (f) immediately notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will promptly prepare and furnish to such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the applicable listing requirements are satisfied;

          (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters retained by such Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

          (i) make available for inspection by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the

Company officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; and

          (j) use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 6(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 6(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(f) hereof.

     7.   Indemnification.
          ---------------

          (a) Indemnification by the Company.  The Company will, and it hereby
              ------------------------------
does, indemnify and hold harmless, to the full extent permitted by law, each of the Holders of any Registrable Securities covered by such registration statement, its directors and officers or general partners, limited partners and managing directors thereof, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts personally paid in any settlement) to which such Holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, general partner, limited partner, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceedings; provided, that the Company shall not be liable in any such case to
             --------
the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter for use in the preparation thereof; and provided, further, that the Company will
                                    --------   -------
not be liable to any such Holder or any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 7(a) with respect to any preliminary prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such Holder, underwriter or controlling person results from the fact that such Holder or underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such Holder or underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by such Holder. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b)  Indemnification by the Holders.    Each Holder will, if
               ------------------------------
Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 7) the Company and its controlling persons within the meaning of Section 15 of the Securities Act and all other prospective sellers and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders or any of their respective directors, officers and controlling persons and shall survive the transfer of such securities by such Holder;

provided, however, that the obligations of such Holder hereunder shall not apply
--------  -------
to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

          (c) Notices of Claims, Etc.  Each party entitled to indemnification
              -----------------------
under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided, that counsel for the
                                                  --------
Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided, further,
                                                             --------  -------
that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigating. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Conflicts.  Notwithstanding the foregoing, to the extent that the
              ---------
provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     8.   Miscellaneous.
          -------------

          (a) The Company shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and Rule 144A, or any successor provisions.

          (b) Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

          (c) The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. The Company has not previously entered into any agreement with respect to any of its debt or equity securities granting any registration rights to any person.

          (d) The Company acknowledges and agrees that in the event of any breach of this Agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the United States District Court for the Southern District of New York, or, in the event said Court would not have jurisdiction for such action, in any court of the United States or any state thereof having subject matter jurisdiction for such action.

          (e) This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

          (f) Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be delivered personally or sent by registered mail, postage prepaid, return receipt requested, addressed (i) if to a Holder, to the address of the Holder set forth in Appendix I hereto or, in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Section 8(i) hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Secretary or (ii) if to the Company, at 700 Orthopaedic Drive, Warsaw, Indiana 46581, Attention: Steven L. Artusi, Esq., or at such other address as the Company shall have furnished to each Holder in writing. No notice shall be effective except upon actual delivery.

          (g) The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

          (h) The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          (i) Notwithstanding anything to the contrary contained in this Agreement, no shares of Registrable Securities or any securities of the Company convertible into, or exercisable or exchangeable for, Registrable Securities, may be sold, transferred or otherwise disposed of to any Permitted Transferee, unless such Permitted Transferee, prior to such sale, transfer or other disposition, agrees in writing to be bound by the terms of this Agreement to the same extent and in the same manner as the transferor of such shares or securities, a copy of which agreement shall be on file with the Secretary of the Company.

          (j) Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

          (k) Each of the Holders agrees that substantially the following legend shall be placed on the certificates representing any shares of Registrable Securities acquired by it:


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE ACT OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED."


          (l) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Holder without the prior written consent of the Holders of twenty five percent (25%) of the Registrable Securities; and

provided, further, that a Holder may assign his rights, remedies, obligations
--------  --------
and liabilities hereunder concurrently with a transfer of his shares of Registrable Securities to a Permitted Transferee in accordance with Section 8(i) hereof without obtaining the prior written consent of the Company or the Holders specified in this Section 8(l).

          (m) A default by any party to the Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

          (n) This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders specified in
Section 8(l) hereof.

          (o) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

          (p) In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         DEPUY, INC.

                         By:  /s/  James A. Lent
                              ------------------
                              Name:   James A. Lent
                              Title:  Chairman and Chief Executive Officer


                         CORANGE LIMITED

                         By:  /s/  Anthony Williams
                              ---------------------
                              Name:   Anthony Williams
                              Title:  Vice Chairman


                         CORANGE INTERNATIONAL LIMITED

                         By:  /s/  Anthony Williams
                              --------------------------------------------
                              Name:  Anthony Williams
                              Title: Vice President


                         CORANGE INTERNATIONAL HOLDINGS B.V.

                         By:  /s/  J. Menten
                              --------------------------------
                              Name:  J. Menten
                              Title: CFO


                         PHARMINVEST S.A.

                         By:  /s/  Bernhard Kubitza
                              ---------------------------------------------
                              Name:  Bernhard Kubitza
                              Title: Executive Vice President

                         By:  /s/  Jurgen Friedrich
                              ---------------------
                              Name:  Jurgen Friedrich
                              Title: Senior Vice President